U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2004

UCN, INC.
(Exact name of registrant as specified in its charter)

0-26917
(Commission File No.)

Delaware	87-0528557
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

14870 Pony Express Road, Bluffdale, Utah 8406
(Address of principal executive offices)

(801) 320-3300
(Registrant’s telephone number)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 2.02	Results of Operations and Financial Condition

        On November 8, 2004 UCN, Inc. issued a press release entitled “UCN, Inc. Reports Financial Results for the Third Quarter of 2004,” announcing its results of operations for the interim period ended September 30, 2004. The press release is attached as Exhibit 99.1.

        On November 8, 2004 UCN held a public conference call to announce and discuss its results of operations for the interim period ended September 30, 2004. The written outline for the conference call is attached as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

Exhibits: The following documents included as exhibits to this Form 8-K are furnished (not filed) pursuant to the requirements of Form 8-K.

Exhibit No.	Title of Document
99.1	Press Release dated November 8, 2004 entitled "UCN, Inc. Reports Financial Results for the Third Quarter of 2004,"

99.2	Operational Highlights - Outline for UCN earnings release conference call held November 8, 2004

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCN, INC.

Date: November 8, 2004	By:	/s/ Paul Jarman
Paul Jarman, President